TERM SHEET

[July 17], 2003

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2003-HE5

Issuer

Asset Backed Securities Corporation
Depositor

DLJ Mortgage Capital, Inc.

Seller

(Originators)

(Servicer)

[$575,000,000 (+/- 10%)]

(Approximate)

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2003-HE5

Classes A1, A2-A, A2-B, A-IO, M1, M2, M3, M4 & M5

**Subject to Revision**

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

ABSC 2003-HE5 Term Sheet v5.doc/1

STRUCTURE SUMMARY

Asset Backed Securities Corp Home Equity Loan Trust 2003-HE5

CLASS	APPROX. PRINCIPAL ($)	TRANCHE TYPE	EXPECTED RATINGS S/F/M (1)	EST. WAL (YRS) (2)	EXPECTED FIRST PAY	EXPECTED LAST PAY (3)
A1 (3)	270,000,000	Senior / FLT	AAA/AAA/Aaa	2.36	9/2003	2/2011
A2-A (3)	120,000,000	Senior / FLT	AAA/AAA/Aaa	2.38	9/2003	2/2011
A2-B (3)	82,700,000	Senior / FXD	AAA/AAA/Aaa	2.99	9/2003	2/2011
A-IO	Notional (4)	Senior / FXD / IO	AAA/AAA/Aaa	—	9/2003 (5)	2/2006 (5)
M1 (3)	37,400,000	Mezzanine / FLT	AA/AA/Aa2	5.09	12/2006	2/2011
M2 (3)	34,800,000	Mezzanine / FLT	A/A/A2	5.04	10/2006	2/2011
M3 (3)	10,600,000	Mezzanine / FLT	A-/A-/A3	5.03	10/2006	2/2011
M4 (3)	10,600,000	Subordinate / FLT	BBB/BBB/Baa2	5.02	9/2006	2/2011
M5 (3)	8,900,000	Subordinate / FLT	BBB-/BBB-/Baa3	5.01	9/2006	2/2011
Total	575,000,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call.

(3)

The margin on the Class A1 and Class A2-A Certificates doubles and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will increase 1.5x after the first Distribution Date on which the Clean-up Call is exercisable.  The fixed rate coupon on the Class A2-B Certificates increases by 0.50% after the first Distribution Date on which the Clean-up Call is exercisable.

(4)

The Class A-IO Certificates are not entitled to any principal payments but will accrue interest on a scheduled notional balance described herein.

(5)

Interest payment window.

CUT-OFF DATE:

August 1, 2003.

EXPECTED PRICING:

On or about July [], 2003.

MORTGAGE ORIGINATORS:

New Century Mortgage Corporation and ABFS

SELLER:

DLJ Mortgage Capital, Inc.

EXPECTED SETTLEMENT:

August 13, 2003 (the “Closing Date”).

SERVICER:

Provident Bank

TRUSTEE:

[U.S. Bank National Association]

LEAD UNDERWRITER:

Credit Suisse First Boston LLC

CO-MANAGER:

BNP Paribas

RECORD DATE:

With respect to any Distribution Date, for the Class A2-B and Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class A1, Class A2-A, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION  DATE:

The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on September 15, 2003.

INTEREST ACCRUAL:

Interest on the Class A1, Class A2-A, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest for such classes will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A2-B and Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs.  Interest for such classes will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest for such class will be paid on the basis of a 30-day month with a 360-day year.

ERISA:

All of the Offered Certificates are ERISA eligible.  Other classes may not be ERISA eligible.

SMMEA:

None of the Certificates are expected to be SMMEA eligible.

TAX STATUS:

Multiple REMICs for federal income tax purposes.

SERVICING FEE:

The servicing fee of 0.50% will be paid before current interest on all Certificates.

TRUSTEE FEE:

It is expected that the trustee fee will be zero.  Further, the only compensation to the Trustee will be interest earned on amounts in the distribution account prior to any Distribution Date.

OPTIONAL TERMINATION:

The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans.

CERTIFICATE RATING:

[It is a condition to the issuance of the Class A1, the Class A2-A and the Class A2-B Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of at least “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of at least “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of at least “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M5 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

REGISTRATION:

The Offered Certificates will be available through DTC and Euroclear.

P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related mortgage loan, the Servicer will be required to advance delinquent principal and interest on the mortgage loans.

COMPLIANCE:

No mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans). No mortgage loan will be subject to the Georgia Fair Lending Act.  Each Originator will make a representation to this fact.

PRICING SPEED:

ARM:

26% CPR

Fixed Rate:

100% PPC: 4.6% - 26% CPR over 12 months, remaining at 26% CPR thereafter.

CERTIFICATES:

Group I Certificates:  Class A1 Certificates

Group II-A Certificates:  Class A2-A Certificates

Group II-B Certificates:  Class A2-B Certificates

Class A Certificates: Class A1, Class A2-A, Class A2-B and Class A-IO Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates

INTEREST

Interest collections (net of the Servicing Fee and the fee payable to the Cap Provider) will

DISTRIBUTIONS:

generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2-A, Class A2-B and Class A-IO Certificates current interest plus unpaid interest shortfalls.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

Pari-Passu to the Class M5 Certificates current interest and the unrated Class B-IO Certificates current interest.

PRINCIPAL

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be

DISTRIBUTIONS:

allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2-A Certificates will be paid the Class A2-A Percentage and the Class A2-B Certificates will be paid the Class A2-B Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their targeted enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2-A Certificates will be paid the Class A2-A Percentage and the Class A2-B Certificates will be paid the Class A2-B Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

CLASS A1 PERCENTAGE:

The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.

CLASS A2-A PERCENTAGE:

The principal remittance amount for the Group II-A Collateral divided by the principal remittance amount for the total collateral.

CLASS A2-B PERCENTAGE:

The principal remittance amount for the Group II-B Collateral divided by the principal remittance amount for the total collateral.

OVERCOLLATERALIZATION

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as

PROVISIONS:

follows:

1.

To the Certificates, in the order specified in the Pooling and Servicing Agreement, to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, and then pari-passu to the Class M5 Certificates and the Class B-IO Certificates.

3.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2-A, Class A2-B and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, and then pari-passu to the Class M5 Certificates and the Class B-IO Certificates.

4.

Carry Forward Amount sequentially to the Class A1, Class A2-A and Class A2-B Certificates, Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates and Class M5 Certificates, subject to weighted average pass through rates on the Certificates.

AVAILABLE FUNDS CAP:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

With respect to the Offered Certificates and the Class B-IO Certificates, the applicable portion of the Servicing and Cap Fees;

b)

With respect to the Class B-IO Certificates and the Offered Certificates (other than the Class A-IO Certificates) for the first 30 Distribution Dates only, the product of (i) the Class A-IO Coupon and (ii) the lesser of (x) the Class A-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c)

With respect to the Offered Certificates (other than the Class A-IO Certificates) for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

AVAILABLE FUNDS CAP

CARRY FORWARD AMOUNTS:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

OVERCOLLATERALIZATION:

An initial overcollateralization of 0% building to [2.35%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.70%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Overcollateralization Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

STEPDOWN DATE:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in September 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [40.30%].

CREDIT ENHANCEMENT:

Enhancement Percentages

	AAA/Aaa	AA/Aa2	A/A2	A-/A3	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup) (as % of the aggregate original principal balance)
Subordination	[17.80%]	[11.30%]	[5.25%]	[3.40%]	[1.55%]	[0.00%]
Overcollateralization	[2.35%]	[2.35%]	[2.35%]	[2.35%]	[2.35%]	[2.35%]
Total Enhancement	[20.15%]	[13.65%]	[7.60%]	[5.75%]	[3.90%]	[2.35%]

After Anticipated Stepdown (as % of the aggregate outstanding principal balance)
Subordination	[35.60%]	[22.60%]	[10.50%]	[6.80%]	[3.10%]	[0.00%]
Overcollateralization	[4.70%]	[4.70%]	[4.70%]	[4.70%]	[4.70%]	[4.70%]
Total Enhancement	[40.30%]	[27.30%]	[15.20%]	[11.50%]	[7.80%]	[4.70%]

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1 and Class A2-A Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will go up 1.5 times, and the fixed rate coupon on the Class A2-B Certificates will increase by 0.50%.

CAP CONTRACT:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be the lesser of (x) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date and (y) the approximate amount specified below.  In exchange for a fixed payment on the Closing Date, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in September 2003.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in August 2005.

Month	Notional Balance	Strike Rate	Ceiling Rate	Month	Notional Balance	Strike Rate	Ceiling Rate
1	[$575,000,000]	[6.714%]	[9.250%]	13	[$437,990,045]	[6.687%]	[9.250%]
2	[$564,251,704]	[6.711%]	[9.250%]	14	[$426,780,156]	[6.749%]	[9.250%]
3	[$553,347,302]	[6.711%]	[9.250%]	15	[$415,859,312]	[6.746%]	[9.250%]
4	[$542,284,235]	[6.709%]	[9.250%]	16	[$405,215,401]	[6.744%]	[9.250%]
5	[$531,062,023]	[6.707%]	[9.250%]	17	[$394,841,447]	[6.743%]	[9.250%]
6	[$519,682,280]	[6.704%]	[9.250%]	18	[$384,730,646]	[6.736%]	[9.250%]
7	[$508,148,727]	[6.705%]	[9.250%]	19	[$374,876,366]	[6.734%]	[9.250%]
8	[$496,467,172]	[6.700%]	[9.250%]	20	[$365,272,140]	[6.795%]	[9.250%]
9	[$484,645,494]	[6.698%]	[9.250%]	21	[$355,914,682]	[6.914%]	[9.250%]
10	[$472,819,839]	[6.694%]	[9.250%]	22	[$346,800,500]	[7.584%]	[9.250%]
11	[$461,101,875]	[6.693%]	[9.250%]	23	[$337,951,016]	[7.581%]	[9.250%]
12	[$449,491,613]	[6.692%]	[9.250%]	24	[$329,325,327]	[6.631%]	[9.250%]

FLOOR CONTRACT:

The Trust will include a one-month LIBOR Floor contract.  The notional amount of the Floor will initially equal approximately [$575] million and will thereafter amortize down.  The one-month LIBOR strike on the Floor will be the one-month LIBOR forward curve as of pricing. The Floor contract will only receive a payment if one-month LIBOR goes below the Floor strike rate. The Floor contract will be outstanding for the first 24 Distribution Dates.

CLASS A-IO:

The Class A-IO Coupon will be 4.00% for the first 30 Distribution Dates, and then 0% thereafter (subject to the Available Funds Cap).

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class A-IO Notional Balance will initially equal approximately [$53.8] million and will thereafter amortize as described below.

Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance
1	[$53,800,000]	11	[$40,700,000]	21	[$23,100,000]
2	[$53,300,000]	12	[$38,700,000]	22	[$22,000,000]
3	[$52,200,000]	13	[$37,000,000]	23	[$20,500,000]
4	[$51,200,000]	14	[$35,100,000]	24	[$20,250,000]
5	[$50,100,000]	15	[$33,300,000]	25	[$20,000,000]
6	[$48,900,000]	16	[$31,400,000]	26	[$19,750,000]
7	[$47,200,000]	17	[$29,400,000]	27	[$19,500,000]
8	[$46,000,000]	18	[$28,100,000]	28	[$19,250,000]
9	[$44,300,000]	19	[$26,300,000]	29	[$19,000,000]
10	[$42,700,000]	20	[$24,800,000]	30	[$18,750,000]

UNRATED CLASS B-IO:

The Class B-IO Coupon for the first 24 Distribution Dates will be 7.00% (NON-OFFERED CLASS)

(subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will have a fixed notional balance of approximately $28.0 million.

Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance
1	[$28,000,000]	9	[$28,000,000]	17	[$28,000,000]
2	[$28,000,000]	10	[$28,000,000]	18	[$28,000,000]
3	[$28,000,000]	11	[$28,000,000]	19	[$28,000,000]
4	[$28,000,000]	12	[$28,000,000]	20	[$28,000,000]
5	[$28,000,000]	13	[$28,000,000]	21	[$28,000,000]
6	[$28,000,000]	14	[$28,000,000]	22	[$28,000,000]
7	[$28,000,000]	15	[$28,000,000]	23	[$28,000,000]
8	[$28,000,000]	16	[$28,000,000]	24	[$28,000,000]

TRIGGER EVENT:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

Distribution Date	Percentage
Sept 2006 – Aug 2007	[2.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Sept 2007 – Aug 2008	[4.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Sept 2008 – Aug 2009	[5.75]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
Sept 2009 and thereafter	[6.50]%

PREPAYMENT SENSITIVITIES (To Call)

Class A1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	17.83	4.26	3.03	2.36	1.60	1.23	1.04
Modified Duration (yr)	15.43	4.07	2.93	2.30	1.58	1.23	1.04
Principal Window	Sep03 - Apr31	Sep03 - Mar17	Sep03 - Apr13	Sep03 - Feb11	Sep03 - Mar09	Sep03 - Apr08	Sep03 - Apr06

Class A2-A to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	16.40	4.36	3.08	2.38	1.66	1.28	1.07
Modified Duration (yr)	14.29	4.14	2.98	2.33	1.64	1.27	1.07
Principal Window	Sep03 - Apr31	Sep03 - Mar17	Sep03 - Apr13	Sep03 - Feb11	Sep03 - Mar09	Sep03 - Apr08	Sep03 - May06

Class A2-B to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	15.87	5.59	3.92	2.99	2.33	1.81	1.44
Modified Duration (yr)	11.49	4.70	3.46	2.70	2.15	1.70	1.37
Principal Window	Sep03 - Mar29	Sep03 - Mar17	Sep03 - Apr13	Sep03 - Feb11	Sep03 - Mar09	Sep03 - Apr08	Sep03 - Jun06

Class M1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	24.98	9.03	6.36	5.09	4.52	4.59	3.77
Modified Duration (yr)	19.96	8.26	5.98	4.86	4.35	4.42	3.66
Principal Window	Jan24 - Apr31	Dec07 - Mar17	Sep06 - Apr13	Dec06 - Feb11	May07 - Mar09	Oct07 - Apr08	Jun06 - Jul07

Class M2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	24.98	9.03	6.36	5.04	4.20	4.03	3.79
Modified Duration (yr)	17.58	7.80	5.74	4.65	3.94	3.80	3.59
Principal Window	Jan24 - Apr31	Jan08 - Mar17	Sep06 - Apr13	Oct06 - Feb11	Dec06 - Mar09	Feb07 - Apr08	Jan07 - Jul07

Class M3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.00	9.05	6.38	5.03	4.08	3.78	3.48
Modified Duration (yr)	16.61	7.62	5.64	4.57	3.79	3.54	3.28
Principal Window	Feb24 - Apr31	Jan08 - Mar17	Sep06 - Apr13	Oct06 - Feb11	Nov06 - Mar09	Dec06 - Apr08	Nov06 - Jul07

Class M4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.00	9.05	6.38	5.02	4.04	3.70	3.38
Modified Duration (yr)	12.85	6.74	5.14	4.23	3.53	3.28	3.02
Principal Window	Feb24 - Apr31	Jan08 - Mar17	Sep06 - Apr13	Sep06 - Feb11	Oct06 - Mar09	Nov06 - Apr08	Sep06 - Jul07

Class M5 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	24.99	9.03	6.37	5.01	4.01	3.64	3.29
Modified Duration (yr)	11.67	6.29	4.82	3.98	3.33	3.08	2.82
Principal Window	Feb24 - Apr31	Jan08 - Mar17	Sep06 - Apr13	Sep06 - Feb11	Sep06 - Mar09	Oct06 - Apr08	Aug06 - Jul07

PREPAYMENT SENSITIVITIES (To Maturity)

Class A1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	17.96	4.45	3.18	2.49	1.67	1.27	1.04
Modified Duration (yr)	15.52	4.22	3.06	2.42	1.64	1.26	1.04
Principal Window	Sep03 - Apr33	Sep03 - Sep25	Sep03 - Jun20	Sep03 - Apr17	Sep03 - Jul12	Sep03 - Jan11	Sep03 - Apr06

Class A2-A to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	16.40	4.56	3.25	2.51	1.75	1.32	1.07
Modified Duration (yr)	14.29	4.31	3.12	2.44	1.72	1.31	1.07
Principal Window	Sep03 - Apr31	Sep03 - Feb26	Sep03 - Dec20	Sep03 - Apr17	Sep03 - May13	Sep03 - Aug11	Sep03 - May06

Class A2-B to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	15.87	6.44	4.65	3.55	2.87	2.23	1.44
Modified Duration (yr)	11.49	5.16	3.91	3.09	2.55	2.03	1.37
Principal Window	Sep03 - Mar29	Sep03 - Dec28	Sep03 - Dec23	Sep03 - Feb20	Sep03 - Feb16	Sep03 - Jan14	Sep03 - Jun06

Class M1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.18	9.82	7.02	5.62	4.91	5.23	5.39
Modified Duration (yr)	20.08	8.86	6.51	5.31	4.70	5.00	5.13
Principal Window	Jan24 - Feb33	Dec07 - Apr26	Sep06 - Feb21	Dec06 - Jul17	May07 - Jan14	Oct07 - Apr12	Jun06 - May12

Class M2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.18	9.75	6.95	5.51	4.55	4.32	4.10
Modified Duration (yr)	17.67	8.27	6.16	5.02	4.23	4.04	3.86
Principal Window	Jan24 - Jan33	Jan08 - Oct24	Sep06 - Oct19	Oct06 - May16	Dec06 - Feb13	Feb07 - Jul11	Jan07 - Apr10

Class M3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.18	9.67	6.87	5.42	4.37	4.02	3.69
Modified Duration (yr)	16.68	8.00	5.98	4.86	4.02	3.73	3.45
Principal Window	Feb24 - Sep32	Jan08 - May22	Sep06 - Aug17	Oct06 - Jul14	Nov06 - Oct11	Dec06 - May10	Nov06 - May09

Class M4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.15	9.54	6.75	5.32	4.26	3.88	3.54
Modified Duration (yr)	12.88	6.97	5.35	4.42	3.69	3.41	3.15
Principal Window	Feb24 - Jun32	Jan08 - May21	Sep06 - Jul16	Sep06 - Sep13	Oct06 - Feb11	Nov06 - Nov09	Sep06 - Dec08

Class M5 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Average Life (yr)	25.06	9.24	6.51	5.13	4.10	3.71	3.36
Modified Duration (yr)	11.68	6.36	4.88	4.03	3.38	3.13	2.87
Principal Window	Feb24 - Jan32	Jan08 - Jul19	Sep06 - Jan15	Sep06 - Jul12	Sep06 - Mar10	Oct06 - Feb09	Aug06 - Apr08

PREPAYMENT SENSITIVITIES

Class A-IO to Call

Prepayment Speed	30 CPR	40 CPR	50 CPR	60 CPR	61 CPR	62 CPR	63 CPR
Yield at 5.94418%	3.500%	3.500%	3.500%	3.500%	3.500%	1.708%	-0.214%

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC for Fixed Rate Mortgages and 26% CPR for Floating Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	23.1	18.94%	25.3	19.99%
Class M-2	13.8	13.42%	16.1	14.94%
Class M-3	11.3	11.57%	13.5	13.18%
Class M-4	9.2	9.85%	11	11.30%
Class M-5	8.1	8.89%	9.6	10.16%

Excess Spread

Period	Date	Static LIBOR (1)	Forward LIBOR (1)	Period	Date	Static LIBOR (1)	Forward LIBOR (1)
1	15-Sep-03	4.488%	4.488%	46	15-Jun-07	5.127%	4.023%
2	15-Oct-03	4.630%	4.630%	47	15-Jul-07	5.186%	4.111%
3	15-Nov-03	4.574%	4.577%	48	15-Aug-07	5.125%	3.912%
4	15-Dec-03	4.621%	4.624%	49	15-Sep-07	5.124%	3.858%
5	15-Jan-04	4.564%	4.568%	50	15-Oct-07	5.183%	4.017%
6	15-Feb-04	4.559%	4.552%	51	15-Nov-07	5.122%	3.845%
7	15-Mar-04	4.660%	4.630%	52	15-Dec-07	5.180%	4.100%
8	15-Apr-04	4.550%	4.491%	53	15-Jan-08	5.119%	3.899%
9	15-May-04	4.595%	4.570%	54	15-Feb-08	5.118%	3.851%
10	15-Jun-04	4.531%	4.460%	55	15-Mar-08	5.236%	4.111%
11	15-Jul-04	4.575%	4.471%	56	15-Apr-08	5.115%	3.764%
12	15-Aug-04	4.513%	4.347%	57	15-May-08	5.173%	3.900%
13	15-Sep-04	4.501%	4.327%	58	15-Jun-08	5.112%	3.819%
14	15-Oct-04	4.544%	4.153%	59	15-Jul-08	5.170%	3.932%
15	15-Nov-04	4.480%	4.023%	60	15-Aug-08	5.109%	3.728%
16	15-Dec-04	4.525%	4.030%	61	15-Sep-08	5.107%	3.685%
17	15-Jan-05	4.462%	3.898%	62	15-Oct-08	5.165%	4.022%
18	15-Feb-05	4.447%	3.830%	63	15-Nov-08	5.104%	3.834%
19	15-Mar-05	4.603%	3.997%	64	15-Dec-08	5.162%	4.009%
20	15-Apr-05	4.423%	3.711%	65	15-Jan-09	5.101%	3.814%
21	15-May-05	4.469%	3.734%	66	15-Feb-09	5.099%	3.779%
22	15-Jun-05	4.395%	3.840%	67	15-Mar-09	5.275%	4.227%
23	15-Jul-05	4.439%	3.861%	68	15-Apr-09	5.095%	3.716%
24	15-Aug-05	4.354%	3.696%	69	15-May-09	5.152%	3.869%
25	15-Sep-05	4.936%	4.226%	70	15-Jun-09	5.091%	3.781%
26	15-Oct-05	4.981%	4.035%	71	15-Jul-09	5.148%	3.914%
27	15-Nov-05	4.909%	3.903%	72	15-Aug-09	5.087%	3.717%
28	15-Dec-05	4.955%	4.218%	73	15-Sep-09	5.084%	3.687%
29	15-Jan-06	4.881%	4.031%	74	15-Oct-09	5.141%	3.899%
30	15-Feb-06	4.867%	3.946%	75	15-Nov-09	5.080%	3.717%
31	15-Mar-06	5.306%	4.474%	76	15-Dec-09	5.136%	3.936%
32	15-Apr-06	5.110%	4.069%	77	15-Jan-10	5.075%	3.742%
33	15-May-06	5.161%	4.148%	78	15-Feb-10	5.072%	3.716%
34	15-Jun-06	5.087%	4.190%	79	15-Mar-10	5.246%	4.198%
35	15-Jul-06	5.138%	4.235%	80	15-Apr-10	5.067%	3.671%
36	15-Aug-06	5.061%	4.029%	81	15-May-10	5.123%	3.834%
37	15-Sep-06	5.048%	3.951%	82	15-Jun-10	5.062%	3.709%
38	15-Oct-06	5.134%	4.055%	83	15-Jul-10	5.117%	3.860%
39	15-Nov-06	5.104%	3.934%	84	15-Aug-10	5.056%	3.665%
40	15-Dec-06	5.185%	4.242%	85	15-Sep-10	5.053%	3.642%
41	15-Jan-07	5.131%	4.065%	86	15-Oct-10	5.108%	3.925%
42	15-Feb-07	5.131%	4.012%	87	15-Nov-10	5.046%	3.739%
43	15-Mar-07	5.311%	4.370%	88	15-Dec-10	5.101%	3.919%
44	15-Apr-07	5.129%	3.916%	89	15-Jan-11	5.046%	3.735%
45	15-May-07	5.188%	4.031%	90	15-Feb-11	5.051%	3.732%

(1)

Assumes the Pricing Prepayment Speed.

Available Funds Cap (“AFC”)

Period	Date	AFC(1)	Period	Date	AFC(1)
1	15-Sep-03	9.504%	46	15-Jun-07	11.526%
2	15-Oct-03	9.250%	47	15-Jul-07	11.527%
3	15-Nov-03	9.334%	48	15-Aug-07	11.528%
4	15-Dec-03	9.250%	49	15-Sep-07	11.529%
5	15-Jan-04	9.335%	50	15-Oct-07	11.530%
6	15-Feb-04	9.335%	51	15-Nov-07	11.531%
7	15-Mar-04	9.165%	52	15-Dec-07	11.563%
8	15-Apr-04	9.335%	53	15-Jan-08	11.564%
9	15-May-04	9.250%	54	15-Feb-08	11.565%
10	15-Jun-04	9.335%	55	15-Mar-08	11.566%
11	15-Jul-04	9.250%	56	15-Apr-08	11.567%
12	15-Aug-04	9.335%	57	15-May-08	11.568%
13	15-Sep-04	9.335%	58	15-Jun-08	11.590%
14	15-Oct-04	9.250%	59	15-Jul-08	11.591%
15	15-Nov-04	9.333%	60	15-Aug-08	11.592%
16	15-Dec-04	9.250%	61	15-Sep-08	11.593%
17	15-Jan-05	9.334%	62	15-Oct-08	11.594%
18	15-Feb-05	9.334%	63	15-Nov-08	11.595%
19	15-Mar-05	9.082%	64	15-Dec-08	11.597%
20	15-Apr-05	9.332%	65	15-Jan-09	11.598%
21	15-May-05	9.250%	66	15-Feb-09	11.599%
22	15-Jun-05	9.306%	67	15-Mar-09	11.600%
23	15-Jul-05	9.250%	68	15-Apr-09	11.601%
24	15-Aug-05	10.269%	69	15-May-09	11.603%
25	15-Sep-05	8.154%	70	15-Jun-09	11.604%
26	15-Oct-05	8.216%	71	15-Jul-09	11.605%
27	15-Nov-05	8.334%	72	15-Aug-09	11.606%
28	15-Dec-05	9.010%	73	15-Sep-09	11.608%
29	15-Jan-06	9.007%	74	15-Oct-09	11.609%
30	15-Feb-06	9.004%	75	15-Nov-09	11.610%
31	15-Mar-06	9.270%	76	15-Dec-09	11.612%
32	15-Apr-06	9.295%	77	15-Jan-10	11.613%
33	15-May-06	9.417%	78	15-Feb-10	11.614%
34	15-Jun-06	10.127%	79	15-Mar-10	11.615%
35	15-Jul-06	10.127%	80	15-Apr-10	11.617%
36	15-Aug-06	10.128%	81	15-May-10	11.618%
37	15-Sep-06	10.128%	82	15-Jun-10	11.619%
38	15-Oct-06	10.129%	83	15-Jul-10	11.621%
39	15-Nov-06	10.251%	84	15-Aug-10	11.622%
40	15-Dec-06	10.963%	85	15-Sep-10	11.624%
41	15-Jan-07	10.964%	86	15-Oct-10	11.625%
42	15-Feb-07	10.964%	87	15-Nov-10	11.626%
43	15-Mar-07	10.965%	88	15-Dec-10	11.628%
44	15-Apr-07	10.966%	89	15-Jan-11	11.629%
45	15-May-07	11.039%	90	15-Feb-11	11.630%

(1)

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28, 3/27 and Interest Only adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans and balloon loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Interest Only loans adjust monthly based on One Month LIBOR for ten years, then amortize.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through June 2003.  The final pool will be approximately $564,700,000 (+/-10%).

ABSC 2003-HE5

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Non-Conforming) Summary	Group II-A (New Century) Summary	Group II-B (ABFS) Summary

Balance	$564,774,288.31	$342,666,203.22	$222,108,085.09	$328,544,781.32	$236,229,506.99	$136,249,707.17	$99,979,799.82
Number of Loans	3,944	1,958	1,986	2,252	1,692	765	927
Average Current Balance	$143,198	$175,008	$111,837	$145,890	$139,616	$178,104	$107,853
Interest Only Loans	1.43%	2.36%	0.00%	0.31%	2.99%	5.19%	0.00%
Balloon Loans	5.83%	0.00%	14.82%	0.00%	13.94%	0.00%	32.93%
Fixed Rate Loans	39.33%	0.00%	100.00%	21.52%	64.10%	37.75%	100.00%
Adjustable Rate Loans	60.67%	100.00%	0.00%	78.48%	35.90%	62.25%	0.00%
W.A. Coupon	7.937%	7.405%	8.757%	7.601%	8.403%	7.530%	9.592%
W.A. Margin	5.575%	5.575%	0.000%	5.630%	5.407%	5.407%	0.000%
W.A. LTV - First Liens Only	78.99%	79.81%	77.57%	79.05%	78.90%	79.54%	78.03%
W.A. CLTV	79.53%	79.81%	79.08%	79.05%	80.19%	81.56%	78.32%
W.A. Original Term	341	359	313	356	319	341	289
W.A. Remaining Term	338	355	311	353	317	338	289
FICO	598	596	600	593	603	616	586
Owner Occupied	94.2%	95.1%	92.8%	93.8%	94.7%	96.4%	92.3%
Lien Status
First Lien	95.87%	100.00%	89.49%	100.00%	90.12%	89.68%	90.71%
Second Lien	4.13%	0.00%	10.51%	0.00%	9.88%	10.32%	9.29%
Top 5 States	CA(33%), NY(9%), FL(6%), IL(6%), NJ(4%)	CA(40%), IL(7%), FL(5%), MI(5%), NY(4%)	CA(20%), NY(16%), FL(9%), NJ(7%), TX(6%)	CA(34%), FL(7%), IL(6%), TX(6%), NY(5%)	CA(31%), NY(15%), NJ(6%), FL(6%), MA(5%)	CA(53%), NY(6%), FL(5%), IL(4%), TX(3%)	NY(27%), NJ(11%), MA(9%), PA(7%), FL(7%)

Conforming	64.75%	79.09%	42.63%	100.00%	15.72%	27.26%	0.00%
Non-Conforming	35.25%	20.91%	57.37%	0.00%	84.28%	72.74%	100.00%

New Century	82.30%	100.00%	54.99%	100.00%	57.68%	100.00%	0.00%
ABFS	17.70%	0.00%	45.01%	0.00%	42.32%	0.00%	100.00%

Four sets of tables follow.

The first set of tables is the Total Pool.

The Class A-IO, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class A1 Certificates.

The third set of tables is the Group II-A Pool which backs the Class A2-A Certificates.

The fourth set of tables is the Group II-B Pool which backs the Class A2-B Certificates.

ABSC 2003 HE-5 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (TOTAL)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	98	$2,140,201.00	0.38%
25,001 - 50,000	496	19,461,115.60	3.44
50,001 - 75,000	564	35,099,212.00	6.20
75,001 - 100,000	502	44,138,136.00	7.80
100,001 - 125,000	441	49,358,807.00	8.72
125,001 - 150,000	328	45,196,437.00	7.98
150,001 - 175,000	314	51,003,388.00	9.01
175,001 - 200,000	267	50,127,443.00	8.85
200,001 - 250,000	383	85,851,587.07	15.16
250,001 - 300,000	233	63,572,981.00	11.23
300,001 - 400,000	230	78,593,429.00	13.88
400,001 - 500,000	72	32,229,101.00	5.69
500,001 - 600,000	10	5,424,490.00	0.96
600,001 - 700,000	5	3,190,350.00	0.56
700,001 - 800,000	1	745,500.00	0.13
Total:	3,944	$566,132,177.67	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (TOTAL)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	100	$2,169,938.21	0.38%
25,001 - 50,000	496	19,443,857.71	3.44
50,001 - 75,000	563	34,993,627.74	6.20
75,001 - 100,000	506	44,455,664.53	7.87
100,001 - 125,000	437	48,875,559.72	8.65
125,001 - 150,000	328	45,115,188.86	7.99
150,001 - 175,000	316	51,260,729.18	9.08
175,001 - 200,000	268	50,282,564.49	8.90
200,001 - 250,000	383	85,862,662.83	15.20
250,001 - 300,000	229	62,430,129.58	11.05
300,001 - 400,000	231	78,791,316.20	13.95
400,001 - 500,000	71	31,745,911.55	5.62
500,001 - 600,000	10	5,413,320.52	0.96
600,001 - 700,000	5	3,190,350.00	0.56
700,001 - 800,000	1	743,467.19	0.13
Total:	3,944	$564,774,288.31	100.00%

ORIGINAL TERM (TOTAL)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	51	$2,763,368.30	0.49%
121 - 180	410	31,796,011.73	5.63
181 - 240	461	29,303,499.53	5.19
241 - 300	71	15,826,156.03	2.80
301 - 360	2,951	485,085,252.72	85.89
Total:	3,944	$564,774,288.31	100.00%
Weighted Average: 340.7

REMAINING MONTHS TO MATURITY OF THE LOANS (TOTAL)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	461	$34,559,380.03	6.12%
181 - 348	532	45,129,655.56	7.99
349 >=	2,951	485,085,252.72	85.89
Total:	3,944	$564,774,288.31	100.00%
Weighted Average: 337.9

FICO SCORES (TOTAL)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	31	$2,848,378.98	0.50%
501 - 525	471	62,035,856.34	10.98
526 - 550	583	81,014,001.12	14.34
551 - 575	535	79,898,432.09	14.15
576 - 600	557	81,460,340.47	14.42
601 - 625	569	81,873,675.79	14.50
626 - 650	506	69,772,799.04	12.35
651 - 675	344	47,028,126.59	8.33
676 - 700	171	26,451,392.51	4.68
701 - 725	90	15,881,073.62	2.81
726 - 750	41	7,986,211.76	1.41
751 - 775	26	5,544,254.90	0.98
776 - 800	15	2,618,629.02	0.46
801 - 825	5	361,116.08	0.06
Total:	3,944	$564,774,288.31	100.00%
Weighted Average: 597.5

PROPERTY TYPES OF THE LOANS (TOTAL)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	2,997	$419,970,040.58	74.36%
PUD	355	54,365,168.90	9.63
2-4 Family	298	53,191,827.46	9.42
Condo	229	30,767,397.13	5.45
Other	27	3,235,429.83	0.57
Townhouse	37	3,155,390.79	0.56
Manufactured Housing	1	89,033.62	0.02
Total:	3,944	$564,774,288.31	100.00%

OCCUPANCY STATUS OF THE LOANS (TOTAL)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	3,670	$531,990,939.80	94.20%
Investment Property	242	28,617,980.22	5.07
Second Home	32	4,165,368.29	0.74
Total:	3,944	$564,774,288.31	100.00%

PURPOSE OF THE LOANS (TOTAL)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Equity Out	2,316	$353,429,000.62	62.58%
Purchase	824	114,068,027.52	20.20
Rate/Term Refinance	490	71,975,277.62	12.74
Debt Consolidation	314	25,301,982.55	4.48
Total:	3,944	$564,774,288.31	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (TOTAL)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.00 <=	158	$15,081,471.86	2.67%
50.01 - 60.00	167	22,102,772.77	3.91
60.01 - 70.00	411	60,433,813.09	10.70
70.01 - 75.00	377	57,566,271.56	10.19
75.01 - 80.00	1,025	157,312,359.80	27.85
80.01 - 85.00	661	106,205,525.46	18.80
85.01 - 90.00	730	118,196,621.61	20.93
90.01 - 95.00	76	12,410,022.69	2.20
95.01 - 100.00	339	15,465,429.47	2.74
Total:	3,944	$564,774,288.31	100.00%
Weighted Average CLTV: 79.53

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (TOTAL)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	903	$183,588,783.35	32.51%
New York	269	50,361,736.02	8.92
Florida	304	36,393,325.69	6.44
Illinois	208	31,063,991.95	5.50
New Jersey	164	24,223,219.24	4.29
Texas	259	24,120,612.99	4.27
Michigan	203	22,983,858.97	4.07
Massachusetts	123	21,301,142.65	3.77
Connecticut	81	12,162,280.44	2.15
Maryland	70	11,678,485.46	2.07
Other	1,360	146,896,851.55	26.01
Total:	3,944	$564,774,288.31	100.00%
Number of States Represented: 48

LIEN POSITION (TOTAL)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	3,455	$541,423,847.48	95.87%
2nd Lien	489	23,350,440.83	4.13
Total:	3,944	$564,774,288.31	100.00%

CURRENT MORTGAGE RATES OF THE LOANS (TOTAL)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	18	$7,520,011.88	1.33%
5.001 - 5.500	21	4,985,481.81	0.88
5.501 - 6.000	91	21,342,127.03	3.78
6.001 - 6.500	233	51,063,737.24	9.04
6.501 - 7.000	478	99,065,896.31	17.54
7.001 - 7.500	490	83,972,719.36	14.87
7.501 - 8.000	575	93,315,152.46	16.52
8.001 - 8.500	420	58,547,626.13	10.37
8.501 - 9.000	397	47,549,885.87	8.42
9.001 - 9.500	190	19,867,978.59	3.52
9.501 - 10.000	233	23,869,601.97	4.23
10.001 - 10.500	118	12,009,745.31	2.13
10.501 - 11.000	336	20,386,519.71	3.61
11.001 - 11.500	92	5,999,157.35	1.06
11.501 - 12.000	86	5,423,893.96	0.96
12.001 - 12.500	66	2,865,449.62	0.51
12.501 - 13.000	39	1,640,191.22	0.29
13.001 - 13.500	8	242,164.31	0.04
13.501 - 14.000	6	376,720.77	0.07
14.001 - 14.500	2	93,349.73	0.02
14.501 - 15.000	1	224,510.42	0.04
15.501 - 16.000	3	357,843.47	0.06
16.001 - 16.500	41	4,054,523.79	0.72
Total:	3,944	$564,774,288.31	100.00%
Weighted Average: 7.937

MAXIMUM RATES OF THE LOANS (TOTAL)

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,986	$222,108,085.09	39.33%
11.5001 - 12.0000	20	8,353,011.88	1.48
12.0001 - 12.5000	20	4,324,845.00	0.77
12.5001 - 13.0000	85	20,909,174.64	3.70
13.0001 - 13.5000	182	39,305,969.49	6.96
13.5001 - 14.0000	332	71,090,678.40	12.59
14.0001 - 14.5000	303	53,913,719.93	9.55
14.5001 - 15.0000	346	57,355,663.41	10.16
15.0001 - 15.5000	255	38,392,177.45	6.80
15.5001 - 16.0000	196	25,730,499.96	4.56
16.0001 - 16.5000	84	9,468,461.69	1.68
16.5001 - 17.0000	71	7,903,492.50	1.40
17.0001 - 17.5000	36	3,761,315.11	0.67
17.5001 - 18.0000	14	948,107.51	0.17
18.0001 - 18.5000	9	721,637.77	0.13
18.5001 - 19.0000	5	487,448.48	0.09
Total:	3,944	$564,774,288.31	100.00%
Weighted Average: 14.405

GROSS MARGINS OF THE LOANS (TOTAL)

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,986	$222,108,085.09	39.33%
0.501 - 1.000	3	246,649.54	0.04
1.001 - 1.500	1	153,412.35	0.03
1.501 - 2.000	1	89,643.71	0.02
2.501 - 3.000	4	2,107,500.00	0.37
3.001 - 3.500	12	5,157,040.00	0.91
3.501 - 4.000	5	1,571,473.33	0.28
5.001 - 5.500	993	179,279,522.01	31.74
5.501 - 6.000	533	95,048,885.07	16.83
6.001 - 6.500	281	41,991,711.18	7.44
6.501 - 7.000	99	13,576,015.89	2.40
7.001 - 7.500	25	3,375,678.69	0.60
8.001 - 8.500	1	68,671.45	0.01
Total:	3,944	$564,774,288.31	100.00%
Weighted Average: 5.575

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS (TOTAL)

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,986	$222,108,085.09	39.33%
2003-07	18	8,097,540.00	1.43
2005-04	21	3,239,518.33	0.57
2005-05	656	117,074,347.62	20.73
2005-06	1,200	202,385,741.60	35.83
2006-05	9	2,098,864.55	0.37
2006-06	54	9,770,191.12	1.73
Total:	3,944	$564,774,288.31	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (TOTAL)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	851	$113,662,798.23	20.13%
12	370	66,301,244.41	11.74
24	1,602	257,483,811.46	45.59
30	21	1,985,503.03	0.35
36	1,071	122,052,125.13	21.61
48	1	27,719.81	0.00
60	28	3,261,086.24	0.58
Total:	3,944	$564,774,288.31	100.00%

PRODUCT TYPES OF THE LOANS (TOTAL)

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	18	$8,097,540.00	1.43%
ARM 2/28	1,877	322,699,607.55	57.14
ARM 3/27	63	11,869,055.67	2.10
Fixed 10 Year	39	1,772,778.14	0.31
Fixed 15 Year	184	13,337,282.18	2.36
Fixed 20 Year	394	22,622,046.68	4.01
Fixed 25 Year	8	936,994.94	0.17
Fixed 30 Year	1,011	150,516,589.50	26.65
Balloon	350	32,922,393.65	5.83
Total:	3,944	$564,774,288.31	100.00%

ABSC 2003 HE-5 TERM SHEET
GROUP I (CONFORMING) COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (CONFORMING)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	135	$5,793,438.00	1.76%
50,001 - 75,000	281	17,585,585.00	5.34
75,001 - 100,000	326	28,801,191.00	8.74
100,001 - 125,000	300	33,686,365.00	10.22
125,001 - 150,000	249	34,290,997.00	10.41
150,001 - 175,000	245	39,679,381.00	12.04
175,001 - 200,000	196	36,818,685.00	11.18
200,001 - 250,000	269	60,143,460.07	18.25
250,001 - 300,000	170	46,392,131.00	14.08
300,001 - 400,000	77	24,469,953.00	7.43
400,001 - 500,000	3	1,290,875.00	0.39
500,001 - 600,000	1	517,500.00	0.16
Total:	2,252	$329,469,561.07	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (CONFORMING)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	1	$8,339.07	0.00%
25,001 - 50,000	135	5,786,092.11	1.76
50,001 - 75,000	280	17,488,853.93	5.32
75,001 - 100,000	331	29,220,921.57	8.89
100,001 - 125,000	296	33,221,705.54	10.11
125,001 - 150,000	249	34,221,811.25	10.42
150,001 - 175,000	246	39,776,441.74	12.11
175,001 - 200,000	198	37,163,834.74	11.31
200,001 - 250,000	269	60,181,977.95	18.32
250,001 - 300,000	166	45,267,711.72	13.78
300,001 - 400,000	77	24,403,363.05	7.43
400,001 - 500,000	3	1,287,674.55	0.39
500,001 - 600,000	1	516,054.10	0.16
Total:	2,252	$328,544,781.32	100.00%

ORIGINAL TERM (CONFORMING)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	4	$232,218.97	0.07%
121 - 180	59	4,958,159.56	1.51
181 - 240	24	1,950,667.67	0.59
241 - 300	6	1,158,690.02	0.35
301 - 360	2,159	320,245,045.10	97.47
Total:	2,252	$328,544,781.32	100.00%
Weighted Average: 356.2

REMAINING MONTHS TO MATURITY OF THE LOANS (CONFORMING)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	63	$5,190,378.53	1.58%
181 - 348	30	3,109,357.69	0.95
349 >=	2,159	320,245,045.10	97.47
Total:	2,252	$328,544,781.32	100.00%
Weighted Average: 352.8

FICO SCORES (CONFORMING)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	11	$1,207,178.42	0.37%
501 - 525	305	40,169,540.85	12.23
526 - 550	375	50,114,144.49	15.25
551 - 575	353	48,358,479.09	14.72
576 - 600	334	47,919,194.35	14.59
601 - 625	312	48,513,307.47	14.77
626 - 650	237	35,725,370.29	10.87
651 - 675	171	28,233,578.53	8.59
676 - 700	77	14,379,442.93	4.38
701 - 725	41	6,496,354.12	1.98
726 - 750	18	4,043,337.55	1.23
751 - 775	10	1,915,539.49	0.58
776 - 800	7	1,329,665.66	0.40
801 - 825	1	139,648.08	0.04
Total:	2,252	$328,544,781.32	100.00%
Weighted Average: 593.3

PROPERTY TYPES OF THE LOANS (CONFORMING)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	1,739	$244,164,314.73	74.32%
PUD	211	31,937,014.58	9.72
2-4 Family	165	31,219,453.52	9.5
Condo	136	21,134,964.87	6.43
Manufactured Housing	1	89,033.62	0.03
Total:	2,252	$328,544,781.32	100.00%

OCCUPANCY STATUS OF THE LOANS (CONFORMING)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	2,088	$308,269,474.29	93.83%
Investment Property	162	19,982,668.75	6.08
Second Home	2	292,638.28	0.09
Total:	2,252	$328,544,781.32	100.00%

PURPOSE OF THE LOANS (CONFORMING)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cashout Refinance	1,441	$211,143,766.57	64.27%
Purchase	469	69,708,084.98	21.22
Rate/Term Refinance	342	47,692,929.77	14.52
Total:	2,252	$328,544,781.32	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (CONFORMING)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.00 <=	74	$8,707,225.28	2.65%
50.01 - 60.00	92	11,824,604.81	3.60
60.01 - 70.00	252	35,731,414.03	10.88
70.01 - 75.00	253	34,757,234.46	10.58
75.01 - 80.00	705	100,766,105.23	30.67
80.01 - 85.00	438	65,251,293.74	19.86
85.01 - 90.00	386	62,547,257.59	19.04
90.01 - 95.00	52	8,959,646.18	2.73
Total:	2,252	$328,544,781.32	100.00%
Weighted Average CLTV: 79.05

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONFORMING)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	572	$111,071,401.76	33.81%
Florida	183	23,151,851.16	7.05
Illinois	127	20,463,603.53	6.23
Texas	200	18,687,589.19	5.69
New York	74	15,309,892.50	4.66
Michigan	128	14,774,168.36	4.50
New Jersey	56	9,807,600.07	2.99
Massachusetts	45	8,809,591.09	2.68
Washington	45	7,026,166.55	2.14
Virginia	42	6,803,759.11	2.07
Other	780	92,639,158.00	28.20
Total:	2,252	$328,544,781.32	100.00%
Number of States Represented: 48

LIEN POSITION (CONFORMING)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	2,252	$328,544,781.32	100.00%
Total:	2,252	$328,544,781.32	100.00%

CURRENT MORTGAGE RATES OF THE LOANS (CONFORMING)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	5	$1,080,971.88	0.33%
5.001 - 5.500	17	3,252,651.94	0.99
5.501 - 6.000	70	13,712,654.77	4.17
6.001 - 6.500	186	34,667,649.54	10.55
6.501 - 7.000	348	62,864,652.87	19.13
7.001 - 7.500	347	54,283,208.27	16.52
7.501 - 8.000	412	59,698,718.44	18.17
8.001 - 8.500	308	40,183,201.73	12.23
8.501 - 9.000	265	29,906,441.56	9.10
9.001 - 9.500	112	11,555,365.11	3.52
9.501 - 10.000	100	10,004,310.02	3.05
10.001 - 10.500	46	4,605,443.07	1.40
10.501 - 11.000	20	1,432,269.12	0.44
11.001 - 11.500	11	809,794.52	0.25
11.501 - 12.000	5	487,448.48	0.15
Total:	2,252	$328,544,781.32	100.00%
Weighted Average: 7.601

MAXIMUM RATES OF THE LOANS (CONFORMING)

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	555	$70,696,568.95	21.52%
11.501 - 12.000	6	1,284,971.88	0.39
12.001 - 12.500	17	3,221,015.13	0.98
12.501 - 13.000	64	12,857,623.83	3.91
13.001 - 13.500	150	27,391,522.79	8.34
13.501 - 14.000	274	50,178,857.60	15.27
14.001 - 14.500	262	41,773,421.46	12.71
14.501 - 15.000	301	44,954,371.80	13.68
15.001 - 15.500	229	31,721,855.18	9.66
15.501 - 16.000	183	22,414,382.84	6.82
16.001 - 16.500	81	8,869,238.38	2.70
16.501 - 17.000	69	7,565,082.58	2.30
17.001 - 17.500	34	3,589,432.28	1.09
17.501 - 18.000	13	817,350.37	0.25
18.001 - 18.500	9	721,637.77	0.22
18.501 - 19.000	5	487,448.48	0.15
Total:	2,252	$328,544,781.32	100.00%
Weighted Average: 14.559

GROSS MARGINS OF THE LOANS (CONFORMING)

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	555	$70,696,568.95	21.52%
0.501 - 1.000	3	246,649.54	0.08
1.001 - 1.500	1	153,412.35	0.05
2.501 - 3.000	1	310,000.00	0.09
3.001 - 3.500	2	515,500.00	0.16
3.501 - 4.000	4	942,473.33	0.29
5.001 - 5.500	861	136,861,329.89	41.66
5.501 - 6.000	461	70,985,379.69	21.61
6.001 - 6.500	248	32,381,323.16	9.86
6.501 - 7.000	91	12,076,465.72	3.68
7.001 - 7.500	25	3,375,678.69	1.03
Total:	2,252	$328,544,781.32	100.00%
Weighted Average: 5.630

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS (CONFORMING)

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	555	$70,696,568.95	21.52%
2003-07	4	1,029,500.00	0.31
2005-04	19	2,840,208.33	0.86
2005-05	572	90,259,859.04	27.47
2005-06	1,050	155,786,823.29	47.42
2006-05	8	1,638,721.63	0.50
2006-06	44	6,293,100.08	1.92
Total:	2,252	$328,544,781.32	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (CONFORMING)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	487	$65,778,981.77	20.02%
12	120	22,468,666.84	6.84
24	1,272	190,737,874.40	58.06
36	373	49,559,258.31	15.08
Total:	2,252	$328,544,781.32	100.00%

PRODUCT TYPES OF THE LOANS (CONFORMING)

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	4	$1,029,500.00	0.31%
ARM 2/28	1,641	248,886,890.66	75.75
ARM 3/27	52	7,931,821.71	2.41
Fixed 10 Year	4	232,218.97	0.07
Fixed 15 Year	59	4,958,159.56	1.51
Fixed 20 Year	24	1,950,667.67	0.59
Fixed 25 Year	2	129,190.02	0.04
Fixed 30 Year	466	63,426,332.73	19.31
Total:	2,252	$328,544,781.32	100.00%

CREDIT GRADE (CONFORMING)

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,320	$202,158,704.94	61.53%
A-	245	35,109,465.00	10.69
A+	380	53,723,555.67	16.35
A+MO	5	621,369.49	0.19
B	210	25,202,594.08	7.67
C	45	5,694,088.87	1.73
C-	12	1,611,287.40	0.49
C-HS	7	1,149,927.06	0.35
FICO	28	3,273,788.81	1.00
Total:	2,252	$328,544,781.32	100.00%

LOAN PROGRAMS OF THE MORTGAGE LOANS (CONFORMING)

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,496	$206,899,998.60	62.97%
Stated	663	106,308,629.63	32.36
Limited	93	15,336,153.09	4.67
Total:	2,252	$328,544,781.32	100.00%

ABSC 2003 HE-5 TERM SHEET
GROUP II-A (NEW CENTURY) COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (NEW CENTURY)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	24	$539,360.00	0.39%
25,001 - 50,000	170	6,380,633.60	4.67
50,001 - 75,000	118	7,161,684.00	5.24
75,001 - 100,000	78	6,730,858.00	4.93
100,001 - 125,000	39	4,337,500.00	3.17
125,001 - 150,000	24	3,329,215.00	2.44
150,001 - 175,000	22	3,641,557.00	2.67
175,001 - 200,000	19	3,577,758.00	2.62
200,001 - 250,000	27	6,041,700.00	4.42
250,001 - 300,000	22	5,940,600.00	4.35
300,001 - 400,000	139	49,580,342.00	36.29
400,001 - 500,000	68	30,526,926.00	22.34
500,001 - 600,000	9	4,906,990.00	3.59
600,001 - 700,000	5	3,190,350.00	2.34
700,001 - 800,000	1	745,500.00	0.55
Total:	765	$136,630,973.60	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (NEW CENTURY)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	25	$562,275.56	0.41%
25,001 - 50,000	170	6,377,135.42	4.68
50,001 - 75,000	118	7,159,288.72	5.25
75,001 - 100,000	77	6,631,711.87	4.87
100,001 - 125,000	39	4,326,040.44	3.18
125,001 - 150,000	24	3,320,507.80	2.44
150,001 - 175,000	23	3,805,990.65	2.79
175,001 - 200,000	18	3,392,354.72	2.49
200,001 - 250,000	27	6,024,625.75	4.42
250,001 - 300,000	22	5,925,534.80	4.35
300,001 - 400,000	140	49,846,220.83	36.58
400,001 - 500,000	67	30,046,937.00	22.05
500,001 - 600,000	9	4,897,266.42	3.59
600,001 - 700,000	5	3,190,350.00	2.34
700,001 - 800,000	1	743,467.19	0.55
Total:	765	$136,249,707.17	100.00%

ORIGINAL TERM (NEW CENTURY)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	2	$117,469.07	0.09%
121 - 180	33	2,133,582.55	1.57
181 - 240	282	14,027,546.87	10.30
241 - 300	15	7,121,470.96	5.23
301 - 360	433	112,849,637.72	82.83
Total:	765	$136,249,707.17	100.00%
Weighted Average: 341.5

REMAINING MONTHS TO MATURITY OF THE LOANS (NEW CENTURY)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	35	$2,251,051.62	1.65%
181 - 348	297	21,149,017.83	15.52
349 >=	433	112,849,637.72	82.83
Total:	765	$136,249,707.17	100.00%
Weighted Average: 338.2

FICO SCORES (NEW CENTURY)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	1	$55,845.78	0.04%
501 - 525	44	7,779,916.19	5.71
526 - 550	65	13,755,495.86	10.10
551 - 575	74	19,204,386.05	14.09
576 - 600	72	16,950,174.87	12.44
601 - 625	117	19,914,680.88	14.62
626 - 650	151	22,204,682.82	16.30
651 - 675	111	13,215,166.07	9.70
676 - 700	55	7,991,267.05	5.87
701 - 725	34	7,165,991.30	5.26
726 - 750	19	3,490,929.44	2.56
751 - 775	13	3,443,485.62	2.53
776 - 800	6	958,967.24	0.70
801 - 825	3	118,718.00	0.09
Total:	765	$136,249,707.17	100.00%
Weighted Average: 615.9

PROPERTY TYPES OF THE LOANS (NEW CENTURY)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	574	$106,416,698.97	78.10%
PUD	101	17,717,705.12	13.00
2-4 Family	42	6,239,806.49	4.58
Condo	48	5,875,496.59	4.31
Total:	765	$136,249,707.17	100.00%

OCCUPANCY STATUS OF THE LOANS (NEW CENTURY)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	736	$131,404,084.17	96.44%
Investment Property	25	3,717,230.63	2.73
Second Home	4	1,128,392.37	0.83
Total:	765	$136,249,707.17	100.00%

PURPOSE OF THE LOANS (NEW CENTURY)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cashout Refinance	344	$78,094,317.75	57.32%
Purchase	340	42,027,257.15	30.85
Rate/Term Refinance	81	16,128,132.27	11.84
Total:	765	$136,249,707.17	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (NEW CENTURY)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.00 <=	16	$1,349,127.98	0.99%
50.01 - 60.00	24	5,102,961.66	3.75
60.01 - 70.00	57	14,196,845.90	10.42
70.01 - 75.00	48	13,178,866.25	9.67
75.01 - 80.00	136	34,809,526.89	25.55
80.01 - 85.00	89	23,925,071.33	17.56
85.01 - 90.00	95	26,722,502.22	19.61
90.01 - 95.00	18	3,293,622.34	2.42
95.01 - 100.00	282	13,671,182.60	10.03
Total:	765	$136,249,707.17	100.00%
Weighted Average CLTV: 81.56

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (NEW CENTURY)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	331	$72,517,381.59	53.22%
New York	31	8,215,094.58	6.03
Florida	51	6,735,923.43	4.94
Illinois	25	5,522,214.68	4.05
Texas	43	3,985,272.62	2.92
Michigan	22	3,494,415.85	2.56
New Jersey	16	3,270,010.30	2.40
Colorado	25	3,100,602.30	2.28
Massachusetts	15	3,078,692.55	2.26
Virginia	17	2,995,966.57	2.20
Other	189	23,334,132.70	17.13
Total:	765	$136,249,707.17	100.00%
Number of States Represented: 44

LIEN POSITION (NEW CENTURY)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	474	$122,183,873.89	89.68%
2nd Lien	291	14,065,833.28	10.32
Total:	765	$136,249,707.17	100.00%

CURRENT MORTGAGE RATES OF THE LOANS (NEW CENTURY)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	13	$6,439,040.00	4.73%
5.001 - 5.500	4	1,732,829.87	1.27
5.501 - 6.000	21	7,629,472.26	5.60
6.001 - 6.500	47	16,396,087.70	12.03
6.501 - 7.000	98	30,504,874.75	22.39
7.001 - 7.500	81	19,304,991.34	14.17
7.501 - 8.000	82	19,462,241.56	14.28
8.001 - 8.500	51	9,821,177.42	7.21
8.501 - 9.000	38	6,468,860.14	4.75
9.001 - 9.500	16	1,317,694.45	0.97
9.501 - 10.000	40	3,066,286.86	2.25
10.001 - 10.500	14	1,390,080.74	1.02
10.501 - 11.000	221	11,097,743.93	8.15
11.001 - 11.500	16	499,747.38	0.37
11.501 - 12.000	22	1,069,169.65	0.78
12.001 - 12.500	1	49,409.12	0.04
Total:	765	$136,249,707.17	100.00%
Weighted Average: 7.530

MAXIMUM RATES OF THE LOANS (NEW CENTURY)

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	504	$51,431,716.32	37.75%
11.501 - 12.000	14	7,068,040.00	5.19
12.001 - 12.500	3	1,103,829.87	0.81
12.501 - 13.000	21	8,051,550.81	5.91
13.001 - 13.500	32	11,914,446.70	8.74
13.501 - 14.000	58	20,911,820.80	15.35
14.001 - 14.500	41	12,140,298.47	8.91
14.501 - 15.000	45	12,401,291.61	9.10
15.001 - 15.500	26	6,670,322.27	4.90
15.501 - 16.000	13	3,316,117.12	2.43
16.001 - 16.500	3	599,223.31	0.44
16.501 - 17.000	2	338,409.92	0.25
17.001 - 17.500	2	171,882.83	0.13
17.501 - 18.000	1	130,757.14	0.10
Total:	765	$136,249,707.17	100.00%
Weighted Average: 13.937

GROSS MARGINS OF THE LOANS (NEW CENTURY)

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	504	$51,431,716.32	37.75%
1.501 - 2.000	1	89,643.71	0.07
2.501 - 3.000	3	1,797,500.00	1.32
3.001 - 3.500	10	4,641,540.00	3.41
3.501 - 4.000	1	629,000.00	0.46
5.001 - 5.500	132	42,418,192.12	31.13
5.501 - 6.000	72	24,063,505.38	17.66
6.001 - 6.500	33	9,610,388.02	7.05
6.501 - 7.000	8	1,499,550.17	1.10
8.001 - 8.500	1	68,671.45	0.05
Total:	765	$136,249,707.17	100.00%
Weighted Average: 5.407

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS (NEW CENTURY)

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	504	$51,431,716.32	37.75%
2003-07	14	7,068,040.00	5.19
2005-04	2	399,310.00	0.29
2005-05	84	26,814,488.58	19.68
2005-06	150	46,598,918.31	34.20
2006-05	1	460,142.92	0.34
2006-06	10	3,477,091.04	2.55
Total:	765	$136,249,707.17	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (NEW CENTURY)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	180	$29,583,739.14	21.71%
12	59	13,381,610.90	9.82
24	325	66,169,196.79	48.56
36	201	27,115,160.34	19.90
Total:	765	$136,249,707.17	100.00%

PRODUCT TYPES OF THE LOANS (NEW CENTURY)

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	14	$7,068,040.00	5.19%
ARM 2/28	236	73,812,716.89	54.17
ARM 3/27	11	3,937,233.96	2.89
Fixed 10 Year	2	117,469.07	0.09
Fixed 15 Year	33	2,133,582.55	1.57
Fixed 20 Year	282	14,027,546.87	10.3
Fixed 25 Year	1	53,430.96	0.04
Fixed 30 Year	186	35,099,686.87	25.76
Total:	765	$136,249,707.17	100.00%

CREDIT GRADE (NEW CENTURY)

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	563	$86,864,921.33	63.75%
A-	45	9,724,316.52	7.14
A+	100	23,860,044.80	17.51
B	27	5,613,731.51	4.12
C	9	2,366,123.91	1.74
C-	2	304,200.68	0.22
FICO	19	7,516,368.42	5.52
Total:	765	$136,249,707.17	100.00%

LOAN PROGRAMS OF THE MORTGAGE LOANS (NEW CENTURY)

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	474	$71,669,512.81	52.60%
Stated	242	53,888,723.04	39.55
Limited	49	10,691,471.32	7.85
Total:	765	$136,249,707.17	100.00%

ABSC 2003 HE-5 TERM SHEET
GROUP II-B (ABFS) COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (ABFS)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	74	$1,600,841.00	1.60%
25,001 - 50,000	191	7,287,044.00	7.28
50,001 - 75,000	165	10,351,943.00	10.35
75,001 - 100,000	98	8,606,087.00	8.60
100,001 - 125,000	102	11,334,942.00	11.33
125,001 - 150,000	55	7,576,225.00	7.57
150,001 - 175,000	47	7,682,450.00	7.68
175,001 - 200,000	52	9,731,000.00	9.73
200,001 - 250,000	87	19,666,427.00	19.66
250,001 - 300,000	41	11,240,250.00	11.24
300,001 - 400,000	14	4,543,134.00	4.54
400,001 - 500,000	1	411,300.00	0.41
Total:	927	$100,031,643.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (ABFS)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	74	$1,599,323.58	1.60%
25,001 - 50,000	191	7,280,630.18	7.28
50,001 - 75,000	165	10,345,485.09	10.35
75,001 - 100,000	98	8,603,031.09	8.60
100,001 - 125,000	102	11,327,813.74	11.33
125,001 - 150,000	55	7,572,869.81	7.57
150,001 - 175,000	47	7,678,296.79	7.68
175,001 - 200,000	52	9,726,375.03	9.73
200,001 - 250,000	87	19,656,059.13	19.66
250,001 - 300,000	41	11,236,883.06	11.24
300,001 - 400,000	14	4,541,732.32	4.54
400,001 - 500,000	1	411,300.00	0.41
Total:	927	$99,979,799.82	100.00%

ORIGINAL TERM (ABFS)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	45	$2,413,680.26	2.41%
121 - 180	318	24,704,269.62	24.71
181 - 240	155	13,325,284.99	13.33
241 - 300	50	7,545,995.05	7.55
301 - 360	359	51,990,569.90	52.00
Total:	927	$99,979,799.82	100.00%
Weighted Average: 288.6

REMAINING MONTHS TO MATURITY OF THE LOANS (ABFS)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	363	$27,117,949.88	27.12%
181 - 348	205	20,871,280.04	20.88
349 >=	359	51,990,569.90	52.00
Total:	927	$99,979,799.82	100.00%
Weighted Average: 288.6

FICO SCORES (ABFS)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	19	$1,585,354.78	1.59%
501 - 525	122	14,086,399.30	14.09
526 - 550	143	17,144,360.77	17.15
551 - 575	108	12,335,566.95	12.34
576 - 600	151	16,590,971.25	16.59
601 - 625	140	13,445,687.44	13.45
626 - 650	118	11,842,745.93	11.85
651 - 675	62	5,579,381.99	5.58
676 - 700	39	4,080,682.53	4.08
701 - 725	15	2,218,728.20	2.22
726 - 750	4	451,944.77	0.45
751 - 775	3	185,229.79	0.19
776 - 800	2	329,996.12	0.33
801 - 825	1	102,750.00	0.10
Total:	927	$99,979,799.82	100.00%
Weighted Average: 586.3

PROPERTY TYPES OF THE LOANS (ABFS)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	684	$69,389,026.88	69.40%
2-4 Family	91	15,732,567.45	15.74
PUD	43	4,710,449.20	4.71
Condo	45	3,756,935.67	3.76
Other	27	3,235,429.83	3.24
Townhouse	37	3,155,390.79	3.16
Total:	927	$99,979,799.82	100.00%

OCCUPANCY STATUS OF THE LOANS (ABFS)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	846	$92,317,381.34	92.34%
Investment Property	55	4,918,080.84	4.92
Second Home	26	2,744,337.64	2.74
Total:	927	$99,979,799.82	100.00%

PURPOSE OF THE LOANS (ABFS)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Equity Out	531	$64,190,916.30	64.20%
Debt Consolidation	314	25,301,982.55	25.31
Rate/Term Refinance	67	8,154,215.58	8.16
Purchase	15	2,332,685.39	2.33
Total:	927	$99,979,799.82	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (ABFS)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.00 <=	68	$5,025,118.60	5.03%
50.01 - 60.00	51	5,175,206.30	5.18
60.01 - 70.00	102	10,505,553.16	10.51
70.01 - 75.00	76	9,630,170.85	9.63
75.01 - 80.00	184	21,736,727.68	21.74
80.01 - 85.00	134	17,029,160.39	17.03
85.01 - 90.00	249	28,926,861.80	28.93
90.01 - 95.00	6	156,754.17	0.16
95.01 - 100.00	57	1,794,246.87	1.79
Total:	927	$99,979,799.82	100.00%
Weighted Average CLTV: 78.32

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (ABFS)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
New York	164	$26,836,748.94	26.84%
New Jersey	92	11,145,608.87	11.15
Massachusetts	63	9,412,859.01	9.41
Pennsylvania	94	7,135,576.29	7.14
Florida	70	6,505,551.10	6.51
Illinois	56	5,078,173.74	5.08
Michigan	53	4,715,274.76	4.72
Ohio	52	3,353,413.58	3.35
Maryland	25	3,117,315.49	3.12
North Carolina	32	2,590,393.28	2.59
Other	226	20,088,884.76	20.09
Total:	927	$99,979,799.82	100.00%
Number of States Represented: 30

LIEN POSITION (ABFS)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	729	$90,695,192.27	90.71%
2nd Lien	198	9,284,607.55	9.29
Total:	927	$99,979,799.82	100.00%

CURRENT MORTGAGE RATES OF THE LOANS (ABFS)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
6.501 - 7.000	32	$5,696,368.69	5.70%
7.001 - 7.500	62	10,384,519.75	10.39
7.501 - 8.000	81	14,154,192.46	14.16
8.001 - 8.500	61	8,543,246.98	8.54
8.501 - 9.000	94	11,174,584.17	11.18
9.001 - 9.500	62	6,994,919.03	7.00
9.501 - 10.000	93	10,799,005.09	10.80
10.001 - 10.500	58	6,014,221.50	6.02
10.501 - 11.000	95	7,856,506.66	7.86
11.001 - 11.500	65	4,689,615.45	4.69
11.501 - 12.000	59	3,867,275.83	3.87
12.001 - 12.500	65	2,816,040.50	2.82
12.501 - 13.000	39	1,640,191.22	1.64
13.001 - 13.500	8	242,164.31	0.24
13.501 - 14.000	6	376,720.77	0.38
14.001 - 14.500	2	93,349.73	0.09
14.501 - 15.000	1	224,510.42	0.22
15.501 - 16.000	3	357,843.47	0.36
16.001 - 16.500	41	4,054,523.79	4.06
Total:	927	$99,979,799.82	100.00%
Weighted Average: 9.592

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (ABFS)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	184	$18,300,077.32	18.30%
12	191	30,450,966.67	30.46
24	5	576,740.27	0.58
30	21	1,985,503.03	1.99
36	497	45,377,706.48	45.39
48	1	27,719.81	0.03
60	28	3,261,086.24	3.26
Total:	927	$99,979,799.82	100.00%

PRODUCT TYPES OF THE LOANS (ABFS)

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
Fixed 10 Year	33	$1,423,090.10	1.42%
Fixed 15 Year	92	6,245,540.07	6.25
Fixed 20 Year	88	6,643,832.14	6.65
Fixed 25 Year	5	754,373.96	0.75
Fixed 30 Year	359	51,990,569.90	52.00
Balloon	350	32,922,393.65	32.93
Total:	927	$99,979,799.82	100.00%

CREDIT GRADE (ABFS)

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	592	$62,795,343.64	62.81%
B	147	16,447,121.47	16.45
C	133	14,544,791.22	14.55
D	55	6,192,543.49	6.19
Total:	927	$99,979,799.82	100.00%

LOAN PROGRAMS OF THE MORTGAGE LOANS (ABFS)

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	845	$87,932,224.14	87.95%
No Documentation	64	9,423,423.63	9.43
Lite	18	2,624,152.05	2.62
Total:	927	$99,979,799.82	100.00%